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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005
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                            GRAYSON BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

                Virginia               0-30535                 54-1647596
    (State or other jurisdiction     (Commission            (I.R.S. Employer
          of incorporation)          File Number)           Identification No.)


                  113 West Main Street
                  Independence, Virginia               24348
       (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (276) 773-2811

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition.

         On February 3, 2005, the Registrant prepared a report for its shareholders with respect to its financial results for the period ended December 31, 2004. A copy of this financial report is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.


Item 9.01     Financial Statements and Exhibits.

        (c)   Exhibits. The following exhibit is  being  furnished  pursuant  to
Item 2.02 above.

                      Exhibit No.   Description
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                      99.1          Financial Report - December 31, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GRAYSON BANKSHARES, INC.
                                                (Registrant)



Date:  February 3, 2005                      By:   /s/ Blake M. Edwards
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                                                   Blake M. Edwards
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

         Exhibit No.       Description
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         99.1              Financial Report - December 31, 2004.